UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 20, 2020
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, 2nd Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ANH	New York Stock Exchange
Series A Cumulative Preferred Stock, $0.01 Par Value	ANHPRA	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, $0.01 Par Value	ANHPRB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value	ANHPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2020, Anworth held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.
The six nominees proposed by the Board were elected as directors to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified by the following final voting results:

Nominee	For	Against	Abstain
Joseph E. McAdams	43,379,850	3,825,954	798,476
Joe E. Davis	30,296,669	16,926,642	780,969
Robert C. Davis	32,957,535	14,258,013	788,732
Mark S. Maron	34,077,125	13,141,030	786,125
Lloyd McAdams	42,319,591	4,888,697	795,992
Dominique Mielle	33,136,207	14,105,447	762,626

2.
The advisory vote to approve the compensation of our Named Executive Officers was approved.  The proposal received the following final voting results: for: 26,284,614; against: 20,694,345; and abstentions: 1,025,321.

3.
The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved.  The proposal received the following final voting results: for: 76,797,718; against: 3,950,301; and abstentions: 1,584,808.

Item 8.01.	Other Events.

On May 21, 2020, Anworth issued a press release announcing the final voting results of the Annual Meeting.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.
Exhibit 99.1
Press release dated May 21, 2020 announcing the final voting results of Anworth’s 2020 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: May 21, 2020	By:	/s/ Charles J. Siegel
Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press release dated May 21, 2020 announcing the final voting results of Anworth’s 2020 Annual Meeting.